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                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints William W. McGuire, M.D. Stephen J. Hemsley, and David J. Lubben, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K for the year ended December 31, 2000 for United Health Group Incorporated, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated:  March 29, 2001



/s/ William C. Ballard Jr.                       /s/ William W. McGuire, M.D.
----------------------------                     ----------------------------
William C. Ballard Jr.                           William W. McGuire, M.D.



/s/ Richard T. Burke Sr.                         /s/ Walter F. Mondale
----------------------------                     ----------------------------
Richard T. Burke Sr.                             Walter F. Mondale



/s/ Stephen J. Hemsley                           /s/ Mary O'Neil Mundinger
----------------------------                     ----------------------------
Stephen J. Hemsley                               Mary O'Neil Mundinger



/s/ James A. Johnson                             /s/ Robert L. Ryan
----------------------------                     ----------------------------
James A. Johnson                                 Robert L. Ryan



/s/ Thomas H. Kean                               /s/ William G. Spears
----------------------------                     ----------------------------
Thomas H. Kean                                   William G. Spears



/s/ Douglas W. Leatherdale                       /s/ Gail R. Wilensky
----------------------------                     ----------------------------
Douglas W. Leatherdale                           Gail R. Wilensky